Exhibit 99.1
MedAvail Reports Fourth Quarter and Full Year 2021 Financial Results
MISSISSAUGA, Ontario and PHOENIX, Ariz. – March 24, 2022 – MedAvail Holdings, Inc. (Nasdaq: MDVL) (“MedAvail”) a technology-enabled pharmacy company, today reported financial results for the three months and full year ended December 31, 2021.
“I am excited to have joined MedAvail at a pivotal time when I believe that there is a tremendous need and a rising demand in pharmacy services for our technology and pharmacy solutions. Since joining MedAvail, my confidence in our business has only strengthened further,” said Mark Doerr, Chief Executive Officer of MedAvail. “As we look ahead to 2022, I believe that we are strongly positioned with expansion in dispensing deployments and partnerships well underway and a clear roadmap seeking to deliver profitable and sustainable growth over the long-term.”
Fourth Quarter 2021 Financial and Operational Highlights
All comparisons, unless otherwise noted, are to the three months ended December 31, 2020.
•Total revenue was $7.3 million
•Total revenue by segment
◦Retail Pharmacy Services revenue increased 170% to $6.8 million
◦Pharmacy Technology revenue decreased 24% to $0.4 million
•Net loss was $12.6 million compared to a net loss of $12.1 million
•Adjusted EBITDA loss of $10.9 million compared to $8.9 million
•Cash, and cash equivalents of $19.7 million as of December 31, 2021
Full Year 2021 Financial and Operational Highlights
All comparisons, unless otherwise noted, are to the twelve months ended December 31, 2020.
•Total revenue was $22.1 million
•Total revenue by segment
◦Retail Pharmacy Services revenue increased 161% to $20.2 million
◦Pharmacy Technology revenue decreased 69% to $1.9 million. Total revenue for the third quarter of 2020 included a non-recurring benefit of $4.7 million recognized in conjunction with a commercial agreement from 2018; excluding this benefit, Pharmacy Technology revenue increased 27%.
•81 MedCenter total net cumulative deployments compared to 46 MedCenter total net cumulative deployments, representing 76% growth
◦68 MedCenter total net dispensing deployments compared to 38 total MedCenter net dispensing deployments, representing 79% growth
•Net loss was $43.8 million compared to a net loss of $26.8 million
•Adjusted EBITDA loss of $39.6 million compared to $23.8 million
Financial Outlook
MedAvail expects total revenue for the first quarter of 2022 to be in excess of $8.8 million, which represents more than double its total revenue in the same period in 2021. The company expects adjusted gross margin improvement in the first quarter of 2022 compared to the fourth quarter of 2021.

Conference Call
MedAvail will host a conference call at 1:30 p.m. PT / 4:30 p.m. ET on Thursday, March 24, 2022, to discuss its fourth quarter and full year 2021 financial results. A webcast of the conference call can be accessed at https://investors.medavail.com/. The webcast will be archived and available for replay for at least 90 days after the event.
Definition of Key Metrics
Dispensing Deployments
We define dispensing deployments as sites that are live, that is, have payer network acceptance, pharmacy board approvals and trained clinical staff or clinical account managers. Moreover, we work closely with the state boards of pharmacy and our clinic partners to reduce the time to progress from deployment to becoming dispensing deployments, which generally ranges from 4 to 12 weeks.
About MedAvail
MedAvail Holdings, Inc. (NASDAQ: MDVL) is a technology-enabled pharmacy organization, providing turnkey in-clinic pharmacy services through its proprietary robotic dispensing platform, the MedAvail MedCenter, and home delivery operations, to Medicare clinics. MedAvail helps patients to optimize drug adherence, resulting in better health outcomes. Learn more at www.medavail.com.
Non-GAAP Financial Measures
MedAvail refers to certain financial measures that are not recognized under U.S. generally accepted accounting principles ("GAAP") in this press release, including adjusted EBITDA. See the schedules to this press release for additional information and reconciliations of such non-GAAP financial measures.
Forward Looking Statements
Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," "project," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding MedAvail's business strategy and market opportunity; potential future revenue projections and expectations for growth and profitability; expansion plans; margin improvement; and customer partnerships. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of MedAvail's management and are not predictions of actual performance. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including but not limited to risks discussed under the heading "Risk Factors" in both MedAvail’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on March 31, 2021, and its Quarterly Report on Form 10-Q, filed with the SEC on November 9, 2021, and other filings MedAvail makes with the SEC in the future. Additional information is also set forth in MedAvail’s Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. These forward-looking statements speak only as of the date hereof and MedAvail specifically disclaims any obligation to update these forward-looking statements.

Contacts:
Investor Relations
Caroline Paul
Gilmartin Group
ir@medavail.com
SOURCE MedAvail Holdings, Inc.

MEDAVAIL HOLDINGS, INC.
Consolidated Statements of Operations and Comprehensive Loss
(In thousands, except per-share amounts)
(Unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2021	2020 (1)	2021	2020 (1)
Revenue:
Pharmacy and hardware revenue	$6,954	$3,009	$21,119	$10,596
Service revenue	326	91	1,010	3,372
Total revenue	7,280	3,100	22,129	13,968
Cost of products sold and services:
Pharmacy and hardware cost of products sold	7,562	3,250	21,306	8,593
Service costs	80	96	506	212
Total cost of products sold and services	7,642	3,346	21,812	8,805
Operating expense:
Pharmacy operations	4,068	2,195	13,496	6,146
General and administrative	5,544	5,795	22,277	15,863
Selling and marketing	2,148	1,206	7,204	3,283
Research and development	248	150	849	682
Merger expenses	—	2,084	—	4,691
Total operating expense	12,008	11,430	43,826	30,665
Operating loss	(12,370)	(11,676)	(43,509)	(25,502)
Other income (loss), net	—	(118)	206	(110)
Interest income	5	28	79	43
Interest expense	(261)	(330)	(589)	(1,241)
Loss before income taxes	(12,626)	(12,096)	(43,813)	(26,810)
Income tax expense	—	—	(2)	—
Net loss	$(12,626)	$(12,096)	$(43,815)	$(26,810)
Other comprehensive income (loss):
Foreign currency translation adjustment	$—	$24	$—	$22
Total comprehensive loss	$(12,626)	$(12,072)	$(43,815)	$(26,788)
Net loss per share - basic and diluted	$(0.38)	$(0.71)	$(1.34)	$(4.69)
Weighted average shares outstanding - basic and diluted	32,852	17,003	32,656	5,722
(1) Certain activity was reclassified to be consistent with the current presentation, see comparative tables that follow.

MEDAVAIL HOLDINGS, INC.
Operating Expense Reclassifications
(In thousands)
(Unaudited)

	Three Months Ended December 31, 2020
	Current presentation	As previously reported	Change
Pharmacy operations	$2,195	$2,033	$162
General and administrative	5,795	6,019	(224)
Selling and marketing	1,206	1,147	59
Research and development	150	149	1
	$9,346	$9,348	$(2)

	Year Ended December 31, 2020
	Current presentation	As previously reported	Change
Pharmacy operations	$6,146	$5,687	$459
General and administrative	15,863	16,562	(699)
Selling and marketing	3,283	3,043	240
	$25,292	$25,292	$—

MEDAVAIL HOLDINGS, INC.
Consolidated Condensed Balance Sheets
(In thousands, except share and per-share amounts)
(Unaudited)

	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$19,689	$57,936
Restricted cash	400	60
Accounts receivable, net	1,189	1,520
Inventories	3,916	2,817
Prepaid expenses and other current assets	2,191	1,534
Total current assets	27,385	63,867
Property, plant and equipment, net	5,692	3,795
Right-of-use assets	2,538	1,239
Other assets	228	203
Intangible assets, net	2,300	227
Total assets	$38,143	$69,331
Liabilities and Shareholders’ Equity (Deficit)
Current liabilities:
Accounts payable and accrued liabilities	$6,740	$4,512
Short-term debt	—	2,161
Deferred revenue	83	275
Current portion of lease obligations	682	665
Total current liabilities	7,505	7,613
Long-term debt	9,538	—
Long-term portion of lease obligations	2,027	651
Total liabilities	19,070	8,264
Commitments and contingencies
Stockholders' equity (deficit):
Common shares ($0.001 par value, 100,000,000 shares authorized, 32,902,048 and 31,816,020 shares issued and outstanding at December 31, 2021 and 2020, respectively)	33	32
Warrants	1,373	2,614
Additional paid-in-capital	216,685	213,624
Accumulated other comprehensive loss	(6,928)	(6,928)
Accumulated deficit	(192,090)	(148,275)
Total shareholders’ equity	19,073	61,067
Total liabilities and shareholders’ equity	$38,143	$69,331

MEDAVAIL HOLDINGS, INC.
Supplemental Financial Information - Segments
(In thousands)
(Unaudited)

	Retail Pharmacy Services	Pharmacy Technology	Total
Three Months Ended December 31, 2021
Revenue:
Pharmacy and hardware revenue:
Retail pharmacy revenue	$6,846	$—	$6,846
Hardware	—	—	—
Subscription	—	108	108
Total pharmacy and hardware revenue	6,846	108	6,954
Service revenue:
Software integration	—	—	—
Software	—	134	134
Maintenance and support	—	47	47
Installation	—	—	—
Professional services and other	—	145	145
Total service revenue	—	326	326
Total revenue	6,846	434	7,280
Cost of products sold and services (1)	6,901	741	7,642
Gross profit	$(55)	$(307)	$(362)
(1) The pharmacy technology segment includes a provision for inventory of $626 thousand.

	Retail Pharmacy Services	Pharmacy Technology	Total
Three Months Ended December 31, 2020
Revenue:
Pharmacy and hardware revenue:
Retail pharmacy revenue	$2,532	$—	$2,532
Hardware	—	353	353
Subscription	—	124	124
Total pharmacy and hardware revenue	2,532	477	3,009
Service revenue:
Software integration	—	—	—
Software	—	20	20
Maintenance and support	—	19	19
Installation	—	27	27
Professional services and other	—	25	25
Total service revenue	—	91	91
Total revenue	2,532	568	3,100
Cost of products sold and services (1)	2,685	661	3,346
Gross profit	$(153)	$(93)	$(246)
(1) The retail pharmacy services and pharmacy technology segments include provisions for inventory of $173 thousand and $179 thousand, respectively.

MEDAVAIL HOLDINGS, INC.
Supplemental Financial Information - Segments
(In thousands)
(Unaudited)

	Retail Pharmacy Services	Pharmacy Technology	Total
Year Ended December 31, 2021
Revenue:
Pharmacy and hardware revenue:
Retail pharmacy revenue	$20,203	$—	$20,203
Hardware	—	470	470
Subscription	—	446	446
Total pharmacy and hardware revenue	20,203	916	21,119
Service revenue:
Software integration	—	—	—
Software	—	259	259
Maintenance and support	—	161	161
Installation	—	39	39
Professional services and other	—	551	551
Total service revenue	—	1,010	1,010
Total revenue	20,203	1,926	22,129
Cost of products sold and services (1)	20,031	1,781	21,812
Gross profit	$172	$145	$317
(1) The pharmacy technology segment includes a provision for inventory of $626 thousand.

	Retail Pharmacy Services	Pharmacy Technology (1)	Total
Year Ended December 31, 2020
Revenue:
Pharmacy and hardware revenue:
Retail pharmacy revenue	$7,728	$—	$7,728
Hardware	—	2,401	2,401
Subscription	—	467	467
Total pharmacy and hardware revenue	7,728	2,868	10,596
Service revenue:
Software integration	—	3,168	3,168
Software	—	44	44
Maintenance and support	—	58	58
Installation	—	55	55
Professional services and other	—	47	47
Total service revenue	—	3,372	3,372
Total revenue	7,728	6,240	13,968
Cost of products sold and services (2)	7,744	1,061	8,805
Gross profit	$(16)	$5,179	$5,163
(1) Includes $1.5 million of hardware sales and $3.2 million of software integration sales associated with a non-recurring commercial agreement.
(2) The retail pharmacy services and pharmacy technology segments include provisions for inventory of $250 thousand and $179 thousand, respectively.

Non-GAAP Financial Measures
To supplement our consolidated condensed financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: EBITDA, and adjusted EBITDA. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We define Adjusted EBITDA for a particular period as net (loss) income before interest, taxes, depreciation and amortization, and as further adjusted for non-recurring revenue from a commercial agreement, inventory adjustment, merger-related expenses, and stock-based compensation expense.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our recurring core business operating results, like one-time transaction costs related to the reverse merger. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the health of our business.
There are a number of limitations related to the use of non-GAAP financial measures. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluating these non-GAAP financial measures together with their relevant financial measures in accordance with GAAP.

MEDAVAIL HOLDINGS, INC.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands)
(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2021	2020	2021	2020
Net loss	$(12,626)	$(12,096)	$(43,815)	$(26,810)
Adjustments to calculate EBITDA:
Interest income	(5)	(28)	(79)	(43)
Interest expense	261	330	589	1,241
Income tax expense	—	—	2	—
Depreciation and amortization (1)	569	298	1,827	1,089
EBITDA	(11,801)	(11,496)	(41,476)	(24,523)
Adjustments as follows:
Inventory adjustmnet (2)	626	352	626	429
Non-recurring commercial agreement (3)	—	—	—	(4,729)
Merger expenses	—	2,084	—	4,691
Share-based compensation expense	257	155	1,205	380
Adjusted EBITDA	$(10,918)	$(8,905)	$(39,645)	$(23,752)
(1) Excludes $203 thousand and $750 thousand of operating lease amortization for the three months and year ended December 31, 2021, respectively.
(2) Includes inventory cost adjustments.
(3) The year ended December 31, 2020 includes $1.5 million of hardware sales and $3.2 million of software integration revenue associated with a non-recurring commercial agreement.